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                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.8

                  Modification Agreement ("Plicom Option Modification Agreement") dated as of May 18, 1999 by and among PLD Telekom, Inc., a Delaware corporation (the "Company"), Metromedia International Group, Inc., a Delaware corporation (the "Parent"), Technocom Limited, a company incorporated under the Irish Companies Acts 1963 to 1990 with registered number 183622 ("Technocom"), Plicom Limited, a company incorporated under the Irish Companies Acts 1963 to 1990 with registered number 214427 ("Plicom"), Elite International Limited, a company incorporated under the Irish Companies Act of 1963 to 1990 with registered number 178152 ("Elite"), Mark Klabin and Boris Antoniuk.

                  WHEREAS, pursuant to the Agreement and Plan of Merger, dated as the date hereof (the "Merger Agreement"), by and among the Company, the Parent and Moscow Communications, Inc., a Delaware corporation and wholly owned subsidiary of the Parent ("Merger Sub"), Merger Sub will merge with and into the Company (the "Merger"), and following such Merger, the Company will become a wholly-owned subsidiary of the Parent;

                  WHEREAS, the parties hereto desire to modify and then terminate (i) the Put and Call Option Agreement, dated December 28, 1994, as amended, between the Company and Plicom (the "Put Agreement"), (ii) the Share Purchase Agreement, dated as of November 26, 1997, between Plicom, Technocom, the Company and Mark Klabin, (iii) the Consultancy Agreement, dated December 28, 1994, as amended, between Technocom, Plicom and Mark Klabin, (iv) the Promissory Note, dated November 26, 1997, executed by the Company in favor of Plicom (the "Note"), (v) the Promissory Note, dated the date hereof, executed by the Company in favor of Plicom (the "New Note"), (vi) the Subscription and Shareholders Agreement, dated December 28, 1994, as amended, between the Company, Plicom, Elite, Technocom, Mark Klabin and Boris Antoniuk (the "Shareholders Agreement"), and (vii) the Consultancy Agreement, dated December 28, 1994, between the Company, Plicom and Mark Klabin (collectively, the "Agreements");

                  WHEREAS, in connection with and as a condition precedent to the obligations of the Parent and the Merger Sub to effect the Merger and consummate the other transactions contemplated by the Merger Agreement, the parties are entering into this Plicom Option Modification Agreement in order to modify and then terminate the Agreements; and

                  WHEREAS, capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

                  NOW THEREFORE, the parties hereto hereby agree as follows:


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                  1.       Purchase and Sale. Notwithstanding anything to the
contrary contained in any of the Agreements, on the Closing Date (as defined in the Merger Agreement), in reliance on the representations and warranties and subject to the terms and conditions set forth herein:

                           (a)      the Company shall, and the Parent shall
procure that the Company shall, pay to Plicom the sum of US $8,750,000 by wire transfer to an account designated in advance by Plicom and Plicom shall, with the prior consent of the Company pursuant to clause 7.2(a) of the Shareholders Agreement, which consent is hereby given, sell, transfer and assign to the Company its remaining 29 Ordinary Shares of Technocom (the "Shares") free and clear of all security interests, pledges, rights of first refusal, agreements, claims, charges, liens, encumbrances, options or rights of pre-emption ("Liens");

                           (b)      The Company and Technocom shall, and the
Parent shall procure that the Company shall, pay or procure payment of the following sums due as at June 30, 1999 to Plicom for itself and/or as trustee for Mark Klabin to the extent not already paid:

                                    (i)     US $50,000.00 (representing US
                                            $25,000.00 x 2 for the first two
                                            quarters of 1999), together with an
                                            additional US $25,000 for each
                                            quarter (or part thereof) commencing
                                            on July 1, 1999 until and including
                                            the Closing Date in respect of the
                                            PLD consultancy agreement;

                                    (ii)    US $49,999.98 (representing US
                                            $16,666.66 x 3 for April, May and
                                            June 1999), together with an
                                            additional US $16,666.66 for each
                                            month (or part thereof) commencing
                                            with July 1999 and ending with the
                                            month in which the Closing takes
                                            place in respect of the Technocom
                                            consultancy agreement;

                                    (iii)   US $35,196.12 (representing US
                                            $10,500.00 x 3 for the last quarter
                                            of 1998 and the first two quarters
                                            of 1999 plus US $3,696.12 as
                                            expenses), together with an
                                            additional US $10,500 for each
                                            quarter (or part thereof) commencing
                                            on July 1, 1999 until and including
                                            the Closing Date in respect of
                                            office expenses;

                                    (iv)    US $360,000.00 in respect of the
                                            repayment of a loan to cover a
                                            settlement between Vimpelkom and
                                            MTR, subject to receipt by the
                                            Parent of a copy of a satisfactory
                                            complete release from Vimpelkom; and

                                    (v)     any sums paid by Plicom under the
                                            guarantees or undertakings referred
                                            to in Section 1(c) below.

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                           (c)      At the Closing, the Parent and the Company
shall procure that Plicom is released from any guarantees or undertakings that Plicom has issued or entered into at the request, or with the written consent, of the Parent, the Company or any of the Company's subsidiaries or affiliates in respect of equipment ordered by any such subsidiaries or affiliates from Rosh Telecom Limited or ECI Telecom Limited, and the Parent or the Company shall issue or arrange to be issued such guarantees or other credit support as may be required to replace any such Plicom guarantees or undertakings. Furthermore, the Parent or the Company shall reimburse Plicom for any amounts paid under any such guarantees or undertakings prior to the Closing.

                           (d)      Plicom shall deliver to the Company a
transfer in respect of the Shares duly executed by it in favor of the Company and a certificate for the Shares and any other documents which may be required to give good title to the Shares and to enable the Company to procure registration of the same in its name or as it may direct; and

                           (e)      All of the Agreements shall terminate, be
void and of no further force and effect.

                  2. Registration. The Company shall, following the Closing Date, promptly deliver to the Revenue Commissioners of Ireland the share transfer referred to in Section 1(d) above for assessment of stamp duty and shall promptly pay the duty thus assessed. Prior to the registration of such duly stamped stock transfer form in the register of shareholders of Technocom, Plicom shall, in respect of the Shares, cooperate in any manner required by the Company for the convening, holding at short notice and conduct of general meetings of Technocom, execute on a timely basis all proxy forms, appointments of representatives, documents of consent to short notice and such others that the Company may reasonably require and shall generally act in all respects as the nominee and at the direction of the Company in respect of the Shares and all rights and interests attached thereto.

                  3. Representations and Warranties. In order to induce the Company to purchase the Shares, Plicom hereby represents and warrants to the Company as follows:

                           (a)      Organization. Plicom is a corporation duly
organized, validly existing and in good standing under the laws of Ireland.

                           (b)      Due Authorization and Execution.  Plicom has
all necessary corporate power and authority to enter into this agreement and to consummate the transactions contemplated herein. No additional corporate proceeding or action on the part of Plicom is necessary to authorize and approve the execution and delivery of this agreement or the performance by Plicom of its obligations under this agreement other than actions already taken. This agreement has been duly executed and delivered by Plicom and, assuming due execution and delivery by the Company, constitutes the legal, valid and binding obligation of Plicom enforceable against Plicom in accordance with its terms.

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                           (c)      Conflicts.  Neither the execution and
delivery of, nor the consummation of the transactions contemplated in, this agreement will result in any of the following: (a) a violation of the charter, bylaws or other governing instruments of Plicom; (b) a default or an event that, with notice or lapse of time, or both, would constitute a default, breach or violation of any contract, agreement, license or instrument to which Plicom is a party or by which it is bound; (c) an event that would permit any person or entity to terminate any contract, agreement, license or instrument to which Plicom is a party relating to the Shares or to accelerate the maturity of any obligation of Plicom; (d) the creation or imposition of any Lien (as defined below) upon the Shares of Plicom; (e) a violation or breach of any statute, ordinance, rule or regulation applicable to Plicom or the Company or any writ, injunction or decree of any court or governmental instrumentality to which Plicom or the Company is a party or by which any of its properties is bound; or
(f) the necessity to obtain the consent or approval of, or give notice to or register with any government or nongovernment third party.

                           (d)      Ownership.  Except for the Shares, Plicom
does not own or have any right to acquire any Ordinary Shares of Technocom or any other shares of capital stock or equity of Technocom.

                           (e)      No Liens.  Each of the Shares to be
delivered by Plicom to the Company pursuant to this agreement is duly authorized, validly issued, fully paid and not subject to preemptive rights and each such share is owned by Plicom free and clear of all Liens except for those rights held by the Company under any of the Agreements.

                           (f)      Good Title.  The transfer of the Shares from
Plicom to the Company pursuant to Section 1(a) of this Agreement will convey good and valid title to the Company in and to the Shares, free and clear of all Liens, except for those rights held by the Company under any of the Agreements.

                  4. Revenue Matters. Plicom hereby declares for purposes of the Financial Transfers Act of 1992 of the Republic of Ireland that it is not resident in any jurisdiction to which financial transfers within the meaning of such Act are restricted by order of the Minister of Finance in accordance with the provisions of that Act and does not hold the Shares and will not receive any part of the consideration hereunder as nominee for any persons that so reside, and the Company declares for the purpose of such Act that it is not so resident, it is not acquiring the Shares as nominee for any persons so resident and it is not to its knowledge controlled directly or indirectly with a person so resident.

                  5.       Covenants.

                           (a)      Plicom hereby covenants with and undertakes
to the Company that it shall not at any time prior to the Closing Date dispose or attempt to dispose, transfer or assign any interest in the Shares or grant any option over or mortgage, charge or otherwise encumber or dispose of the Shares; provided, that, Plicom may transfer the Shares to any entity owned and controlled by either Plicom or Mark Klabin (which does not need to be an Irish Company) as long as prior to such transfer such entity agrees to be bound by the terms and provisions of this


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agreement and enters into an assumption agreement with Parent in a form reasonably satisfactory to Parent evidencing such agreement to be so bound. The parties agree that if Plicom transfers the Shares as aforesaid, such transferee shall be deemed to have assumed all rights and obligations under the Agreements. From the date hereof until the earlier of (x) the Closing Date or (y) the termination of this agreement pursuant to Section 6, Plicom agrees that it will not take any action under either the Put Agreement, the Note or the New Note to require either the Parent or the Company to purchase the Shares or make any other payments on the Note or the New Note.

                           (b)      Plicom hereby covenants with and undertakes
to the Company that it will as soon as reasonably practicable notify to the Company in writing any matter or thing which may arise or become known to it after the date hereof and prior to the Closing Date which constitutes (or would with the passage of time constitute) a breach of the representations and warranties or breach of any of the covenants or undertakings or obligations of Plicom under this agreement.

                           (c)      Plicom hereby undertakes with the Company at
the request and at the expense of the Company to do or to procure to be done all such further acts of things and execute or procure to be executed all such further deeds and documents as may be necessary or desirable on or after the Closing Date to (i) fully and effectively vest in the Company the legal and beneficial ownership of the Shares and the benefits of this Agreement and pending such vesting, Plicom shall, from the Closing Date, hold such Shares and benefits in trust for the Company and shall receive all monies in connection therewith as trustee of the Company and shall account to the Company forthwith upon receipt thereof and (ii) acknowledge that the Agreements have been terminated.

                  6.       Termination.

                           (a)      This agreement shall be effective so long as
the Merger Agreement is effective and shall terminate in the event that the Merger Agreement is terminated or expires. The obligations of the parties hereto under Sections 1 and 2 of this agreement are expressly conditioned upon the completion of the transactions contemplated by the Merger Agreement. This Agreement shall in any event terminate at the option of Plicom if the transactions contemplated under Sections 1 and 2 have not taken place by October 31, 1999.

                           (b)      If any material breach of the
representations, warranties or covenants contained herein shall come to the attention of either the Company or Plicom before the Closing Date or if any act or event shall occur which, had it occurred on or before the date hereof, would have constituted a material breach of the representations, warranties or covenants set forth herein, then the Company shall at its own election terminate this agreement and its obligations to purchase the Shares without any liability to Elite.

                  7. Consent. Each of Plicom, Elite, Technocom, Mark Klabin and Boris Antoniuk hereby consent, pursuant to the Shareholders Agreement, to (i) the pledge, pursuant to the Pledge Agreement dated as of the date hereof (the "Pledge Agreement"), made by the Company in favor of the Parent, by the Company of 115


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Ordinary Shares of Technocom to the Parent to secure certain loans being made by the Parent to the Company pursuant to a Bridge Loan Agreement dated the date hereof, (ii) the transfer of such 115 Ordinary Shares to the Parent in the event the Parent forecloses on such shares in accordance with the terms of the Pledge Agreement and (iii) hold a meeting of shareholders of Technocom and vote to amend Technocom's Articles of Association as promptly as practicable to permit the pledge of shares of Technocom and the transfer of such shares as contemplated by the Pledge Agreement. The Parent acknowledges and agrees that prior to the occurrence of an Event of Default (as defined in the Bridge Loan Agreement, dated as of the date hereof between the Company and Parent) it shall have no rights to control the management and operations of Technocom by virtue of the Pledge Agreement. Parent further agrees that, in the event it forecloses on the shares of Technocom and takes possession of such shares (i) neither
Parent nor any of Parent's subsidiaries or affiliates will enter into any transaction with Technocom (including, without limitation, the issuance or subscription for additional shares of Technocom) that is not consummated on an arm's length basis, (ii) Parent will not cause Technocom to cease or propose to cease to carry on its business or be wound up unless Technocom is insolvent, and
(iii) to use its best commercial efforts to ensure that any assignee or transferee of the Technocom shares foreclosed upon by Parent is bound by the restrictions set forth in clauses (i) and (ii) of this sentence.

                  8.       Survival; Indemnification.

                           (a)      The representations, warranties and
covenants set forth in this Plicom Option Modification Agreement shall survive the consummation of the purchase of the Shares hereunder. Plicom hereby indemnifies and holds harmless the Parent and the Company and their respective affiliates from any claims, losses, damages, costs, expenses (including attorney's fees and expenses) arising in connection with the transfer by Plicom of the Shares pursuant to this agreement that they suffer or incur as a result of any breach or default of any representation, warranty or covenant set forth herein.

                           (b)      The total aggregate liability of Plicom and
Mark Klabin to all other parties hereto arising out of or in connection with this agreement shall be limited to the amount of consideration received by Plicom from the Company pursuant to Section 1(a).

                  9. Expenses. Each of the parties hereto shall pay its own fees, expenses and other costs incurred in connection with the negotiation, execution and delivery of this Agreement.

                  10. Governing Law. This agreement shall be governed in all respects by the laws of the State of New York without reference to the choice of laws principles thereof.

                  11. Counterparts. This agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.


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                  12. No Amendment. No amendment, modification, termination or waiver or any provision of this agreement shall be effective unless it shall be in writing and signed by each of the parties to this agreement.



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                  IN WITNESS WHEREOF, this Plicom Option Modification Agreement has been duly executed and delivered by the parties hereto as of the date first written above.


                                    METROMEDIA INTERNATIONAL GROUP, INC.

                                    By: /s/ SILVIA KESSEL
                                        ---------------------------------------
                                         Name: Silvia Kessel
                                         Title: Chief Financial Officer,
                                                Executive Vice President,
                                                Treasurer and Director

                                    PLD TELEKOM INC.

                                    By: /s/ JAMES R. S. HATT
                                        ---------------------------------------
                                         Name: James R. S. Hatt
                                         Title: Chairman, President and
                                                Chief Executive Officer


                                    PLICOM LIMITED


                                    By: /s/ MARK KLABIN
                                        ---------------------------------------
                                         Name: Mark Klabin
                                         Title: Director


                                    TECHNOCOM LIMITED


                                    By: /s/ JAMES R. S. HATT
                                        ---------------------------------------
                                         Name: James R. S. Hatt
                                         Title: Director


                                    /s/ MARK KLABIN
                                    --------------------------------------------
                                    MARK KLABIN

                                    ELITE INTERNATIONAL LIMITED


                                    By: /s/ BORIS ANTONIUK
                                        ---------------------------------------
                                        Name: Boris Antoniuk
                                        Title: Director


                                    /s/ BORIS ANTONIUK
                                    --------------------------------------------
                                    BORIS ANTONIUK